Exhibit 10.2.9

THE SYMBOL “[*]” DENOTES PLACES WHERE certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

NINTH AMENDMENT TO SUPPLY AGREEMENT

This Ninth Amendment to Supply Agreement (the “Ninth Amendment”) is effective as of the date last signed below (the “Ninth Amendment Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Natera, Inc., having a place of business at 201 Industrial Road, Suite 410, San Carlos, CA 94070 (“Customer” or “Natera”).  Customer and Illumina may be referred to herein as “Party” or “Parties.”

WHEREAS, Illumina and Customer are Parties to a Supply Agreement having an Effective Date of August 16, 2013, and amended on September 18, 2014, September 23, 2015, June 8, 2016, January 3, 2019, December 18, 2019, May 8, 2020, October 7, 2021 and December 31, 2023 (the “Agreement”);

WHEREAS, Natera has expressed its intent to seek one or more Site-Specific Approvals (as defined below) using Products subject to the Agreement and has requested Illumina to provide support in connection with such activities; and

WHEREAS, Illumina acknowledges Natera’s expressed intent to seek such Site-Specific Approvals and, subject to the terms and conditions set forth in this Ninth Amendment, has agreed to provide support in connection therewith.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree to amend the Agreement as follows:

1.	Amendment to Section 1. Section 1 is hereby amended to add the following definitions:

“Change” means any change to the design, manufacturing, material, processing, testing, labeling, packaging, or method of delivering a Covered Product that materially impacts the performance, intended use or safety thereof.

“Covered Product” means TG Consumables, the Products set forth on Exhibit B-1 (the “Listed Products”), as amended from time to time.

“Site-Specific Approval”, for purposes of Section 11 (d) and Section 11(e), with respect to an assay, means a non-distributable assay that has been developed and designed by Customer and approved by the applicable Approval Agency for use in a single Facility.  Single Site Approval specifically excludes an [ * ] and a [ * ].

2.	Amendment to Section 11. Section 11 is hereby amended to add new subsections (d) and (e) as follows:

d.Advance Change Notice. Illumina shall notify Customer of a Change to a Covered Product at least [ * ] prior to the implementation of such Change.

e.Illumina Assistance with Covered Product Information and Documentation.

(i)	Subject to the terms and conditions set forth herein, Illumina, at Customer’s request, shall provide up to [ * ] of reasonable and necessary Covered Products document and information support (“Documentation Support”) for Customer’s applications for one or more Site-Specific Approvals from the FDA (e.g., single-site PMA, 510(k), De Novo), European Medicines Agency (“EMA”) or Pharmaceutical and Medical Devices Agency (“PMDA”, together with FDA and EMA, the “Approval Agencies”), as appropriate. Subject to the terms and conditions set forth herein, if (A) an Approval Agency requests additional information from Customer for documentation and information related to its application for Site-Specific Approvals for genetic tests offered by Customer using Covered Products and (B) Customer provides Illumina with written notice of such request (including the timeframe required by the applicable Approval Agency(ies)) reasonably in advance of the applicable response deadline seeking Documentation Support from Illumina, Illumina shall provide the requested Documentation Support in a timely manner; provided that should any documentation or information requested is proprietary to Illumina, Illumina may elect to directly provide such documentation or information to the relevant Approval Agency(ies). Without limiting anything set forth herein, disclosure of any such documentation and information to an Approval Agency shall be subject to standard confidentiality terms and conditions.

(ii)	Subject to the terms and conditions set forth herein, including the [ * ] ceiling specified in Section (iii) hereunder, with respect to any successfully granted Site-Specific Approval(s) for which Illumina provided Documentation Support under subsection (i) above, Illumina shall also provide Documentation Support as reasonable and necessary for Customer’s post-market regulatory commitments (e.g., prenotification and recall requirements).

(iii)	Illumina may charge [ * ] for no more than [ * ] for the Documentation Support described in subsections (i) and (ii) above. Customer shall pay invoices for such Documentation Support in accordance with Section 8. Any Covered Product support in addition to the [ * ] will be at rates as mutually agreed in writing by the Parties.

(iv)	For clarity, Customer reserves its right to seek Site-Specific Approvals for its genetic tests that use the Illumina Products.

3.	Amendment to the Exhibits. The Exhibits to the Agreement are hereby amended by adding Exhibit-B1 attached hereto as Attachment 1.

4.	Entire Agreement. Except as expressly stated herein, this Ninth Amendment does not alter any term or condition of the Agreement. This Ninth Amendment represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications, agreements, and understandings of any kind and nature between the Parties regarding the subject matter hereof.

CONFIDENTIAL

5.	Reference to Agreement. On and after the Ninth Amendment Date, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Ninth Amendment.

6.	Governing Law. This Ninth Amendment and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.

7.	Counterparts. This Ninth Amendment may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

[Signature page follows]

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties hereto acknowledge and agree to the terms and conditions of this Ninth Amendment and have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Ninth Amendment Date.

Natera, Inc. Illumina, Inc.

By:	/s/ John Fesko	By:	/s/ Nicole Berry
Name:	John Fesko	Name:	Nicole Berry
Title:	President, Chief Business Officer	Title:	SVP & Head of Americas Region
Date:	03/11/2024	Date:	03/11/2024

CONFIDENTIAL

Attachment 1

Exhibit B-1 – Listed Products

Cat#	Covered Product
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

1.	Additional Illumina Product(s) will be added to this Exhibit B-1 at Customer’s request provided that Illumina has the requested documentation and information for such Product(s) generated as part of Illumina’s regular course of business.
2.	For purposes of Section 11(d) of the Agreement, Illumina agrees to identify and include to this Exhibit B-1 additional Illumina Product(s) requested by Customer of which, at the time of Customer’s request, [ * ].

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3.	Further, with respect to the requested Illumina Product(s) of which [ * ] at the time of Customer’s request, the Parties agree to work in good faith with each other to (1) determine what, if any, actions may be necessary by either Party to [ * ], and (2) mutually agree in writing with respect to terms and conditions to that effect.

4.	In good faith and without limiting anything set forth herein, subject to Section 14 (Confidentiality), Illumina anticipates that and will use commercially reasonable efforts to add the following Products (the “[ * ] Products”) to this Exhibit B-1 by [ * ] as part of Illumina’s regular course of business, provided that if such addition could not be completed by [ * ] as part of Illumina’s regular course of business due to any unexpected events or changes, then Illumina shall promptly notify Customer of such potential delay and work in good faith with Customer to determine the new timeline for adding the [ * ] Products to Exhibit B-1:

Cat#*	Covered Product
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

*Cat # herein are as of the Ninth Amendment Date and may be updated prior to addition of the

[ * ] Products to Exhibit B-1.

CONFIDENTIAL